MERRILL LYNCH
SENIOR FLOATING
RATE FUND, INC.



FUND LOGO



Annual Report

August 31, 1999



This report, including the financial information herein, is transmitted to the shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Senior Floating
Rate Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


Merrill Lynch Senior Floating Rate Fund, Inc.


DEAR SHAREHOLDER

The Fund's effective net yield for the fiscal year ended August 31, 1999 was 6.66%, compared to a yield of 6.82% for the same period a year earlier. The Fund's net asset value declined from $9.97 per share to $9.73 per share during the fiscal year. During the same period, the Fund earned $0.648 per share income dividends, representing a net annualized yield of 6.66%, based on a year-end per share net asset value of $9.73. For the 12-month period ended August 31, 1999, the Fund's total investment return was +4.23%, based on the $0.24 per share decrease in net asset value and assuming reinvestment of $0.646 per share income dividends. Since inception (November 3, 1989) through August 31, 1999, the Fund's total investment return was +90.83%, based on a change in per share net asset value from $10.00 to $9.73, and assuming reinvestment of $6.729 per share income dividends.


Investment Approach
The Fund's performance reflects the ongoing difficulties experienced since 1998 in the markets in which the Fund invests. We would like to remind shareholders that Merrill Lynch Senior Floating Rate Fund, Inc. is a continuously offered non-diversified, closed-end Fund. The Fund seeks to provide shareholders with as high a level of current income and such preservation of capital as is consistent with investment in senior collateralized corporate loans that are rated in the lower rating categories of established rating services, or unrated corporate loans of comparable quality. The leveraged bank loans in which the Fund primarily invests are senior secured obligations that offer investors greater principal protection than unsecured debt obligations. In addition, these bank loans are floating rate instruments whose principal value generally does not move conversely with interest rate fluctuations, as is the case with fixed-income securities.

Market Review
Late in the summer of 1998, the high-yield bond market was pressured by disruptions in the equity and emerging markets, which resulted in a marked decrease in liquidity and, in turn, a decrease in prices in all three markets virtually across the board. These events negatively impacted the leveraged bank loan market as well.

After a brief period in early 1999 when the high-yield bond and bank loan markets had begun to stabilize, a combination of rising interest rates and widening credit spreads (that is, the spread over a risk-free investment that an investor requires to invest in high-yield bonds or leveraged loans) pushed the price of existing high-yield bond issues and bank loans (which were issued at narrower spreads) down. In addition, certain sectors experienced extreme difficulties.

During the three-month period ended August 31, 1999, the interest rate environment dominated the US capital markets. Investors were concerned that the ongoing strength in the economy would prompt the Federal Reserve Board into a round of increasing of the Federal Funds rate. At the end of June, there was relief when the Federal Reserve Board only raised interest rates by 25 basis points (0.25%). However, there were continued signs of strength in the economy, and the Federal Reserve Board raised short-term interest rates another 0.25% on August 24, 1999.

Correlation Between Markets
For the fiscal year ended August 31, 1999, Merrill Lynch Senior Floating Rate Fund, Inc. had a total return of +4.23%. This compares to a +3.98% total return for the unmanaged Merrill Lynch High Yield Bond Index, a +0.14% total return for the unmanaged Merrill Lynch US Treasury/Agency Master Index, a +0.90% total return for the unmanaged Merrill Lynch US Corporate Bond Master Index and a +4.77% total return for the unmanaged Merrill Lynch Three-Month Treasury Bill Index.

There is a growing correlation between the leveraged loan market and the high-yield bond market. This correlation can be explained by the fact that high-yield bond and bank loan markets are comprised of similar industry sectors and often contain overlapping issuers. As a result, general economic events and trends tend to move the two markets in the same direction, although the bonds typically move to a greater degree than the bank loans.



Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 1999



In fact, an analysis by Donaldson, Lufkin and Jenrette suggests that the correlation is approximately 25% and that over time the loan market has produced 80% of the return of the high-yield bond market with only 30% of the volatility. That same study suggests that the leveraged loan market has virtually no correlation to any other major asset class (equities, investment-grade corporate bonds, government securities or emerging market bonds), thus providing investors with an interesting investment diversification alternative.

The "Risk/Reward of Various Assets" graph that appears below plots the annualized return and volatility experienced by several asset classes averaged over the last seven years, eight months. Asset classes resting on the line experienced a proportionate amount of return for the corresponding amount of risk. Asset classes falling below the capital markets line endured a disproportionate amount of risk relative to the return they achieved. Finally, asset classes lying above the line achieved higher returns than justified by the risk they experienced. Leveraged bank loans are the only asset class to fall above the line, which illustrates that, compared to other asset classes, the bank loan market provides superior risk/reward characteristics. In addition, as demonstrated by the graph, high-yield bonds provide slightly above-average risk/reward tradeoffs. For these reasons, we are optimistic about the Fund's investment potential.

Investment Strategy
Merrill Lynch Senior Floating Rate Fund, Inc. ended the fiscal year with approximately $2.9 billion out of $3.2 billion, or 91%, of its total assets committed for investment in corporate loans. Assets not invested in corporate loans were invested in high-quality, short-term securities. As of August 31, 1999, more than 98% of the Fund's investments in corporate loans were accruing interest at a yield spread above the London Interbank Offered Rate (LIBOR), the rate that major banks charge each other for US dollar-denominated deposits outside of the United States. LIBOR tracks very closely with other short-term interest rates, such as the Federal Funds rate. Since the reset period on the Fund's floating rate investments is between 30 days and 90 days, the yield on the bank loan portion of the Fund is likely to move in the same direction within a short period of time after any change in the Federal Funds rate.



ML Senior Floating Rate Fund, Inc. Risk/Reward of Various Assets

A line graph depicting the annualized return and volatility for various assets from 1992 to July 1999.

                                        Volatility        Return

Broad Equity Market                        14.68%         19.98%
Emrging Market Bonds                       20.61%         14.08%
High Yield Bonds                            5.78%         10.56%
Leveraged Loans                             1.92%          8.44%
U.S. Long-Term Treasury Bonds               9.17%          8.81%
Investment Grade Bonds                      5.13%          7.73%
U.S. Intermediate Trasury Bonds             4.81%          6.25%
Mortgage Secs                               3.27%          6.85%
Money Market Secs                            .30%          4.46%
U.S. Inflation                               .56%          2.57%

Source: Calculated by Merrill Lynch using information and data presented in Ibbotson Investment Analysis Software, c1999 Ibbotson Associates, Inc. All rights reserved. Used with permission.

The assets used in the above analysis are represented by the following indexes: US 30-day Treasury Bill Index (Money Market Securities); Merrill Lynch Mortgage Index (Mortgage Securities); Ibbotson's U.S. IT (Intermediate Treasuries); Ibbotson's U.S.
LT Index (Long-Term Treasuries); Merrill Lynch Corporate Index (Investment Grade Bonds); Donaldson, Lufkin & Jenrette HY Index
(High Yield Bonds); Donaldson, Lufkin & Jenrette Leveraged Loan Index (Leveraged Loans); EMBI Fixed Rate Index (Emerging Market Bonds);
and Standard & Poor's 500 Index (Broad Equity Market).



Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 1999


Throughout the six months ended August 31, 1999, the Fund's investment philosophy remained unchanged: to invest in leveraged transactions in which borrowers have strong market shares, experienced managements, consistent cash flows and appropriate risk/reward characteristics in the form of its floating rate spreads over LIBOR. In addition, we look for companies with significant underlying asset and franchise value, strong capital structures and equity sponsors that support their investments. It is these characteristics that we believe provide optimal downside protection to the Fund's net asset value.

During the three months ended August 31, 1999, we focused on the new-issue market. These new issues were clearing the market at spreads higher than those required by investors earlier in the year. The new-issue transactions were also much more conservatively structured, with lower leverage and higher interest coverage as investors became more demanding. Some of these leveraged bank loans recently brought to market are trading above issue price.

Additionally, as we have mentioned in previous reports to shareholders, we have intensified our analysis of "out-of-favor" cyclical sectors. We believe there is value in certain secondary issues within those sectors. In some cases, we see opportunities to purchase bank loans that have been marked down to levels below our estimation of their true economic value. The Fund benefited from improvement in certain cyclical sectors such as energy, steel and paper. On the other hand, the healthcare industry remains out of favor. We believe there may be some relief in this sector in the next 12 months--18 months.

The Fund's investments were spread across 212 borrowers in 50 industries. See the "Portfolio Information" section on page 4 of this report to shareholders, which provides listings of the Fund's ten largest issuers and five largest industries at August 31, 1999.

In Conclusion
As difficult as the fiscal year was for the high-yield bond and leveraged loan markets and the Fund, their performances illustrate the bank loan market's ability to weather market fluctuations with less volatility than the high-yield bond market. This attribute continues to draw many new institutional buyers to the bank loan market. When there was almost no liquidity in high-yield securities during the most difficult periods of the past 12 months and many markets lost their ability to price transactions, the bank loan market maintained liquidity for most generally syndicated transactions, although at lower levels. We believe that both the technical and fundamental aspects are improving in the bank loan sector. We also believe we have positively positioned the Fund to follow further expected improvements in the marketplace in an effort to seek to enhance performance over the coming months.

We thank you for your investment in Merrill Lynch Senior Floating
Rate Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Richard C. Kilbride)
Richard C. Kilbride
Vice President and Co-Portfolio Manager



(Gilles Marchand)
Gilles Marchand
Vice President and Co-Portfolio Manager



(Paul Travers)
Paul Travers
Vice President and Co-Portfolio Manager



October 15, 1999



Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 1999



THE BENEFITS AND RISKS OF LEVERAGING

Merrill Lynch Senior Floating Rate Fund, Inc. (the "Fund") has the ability to utilize leverage through the borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the entire portfolio holdings resulting therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.



PORTFOLIO INFORMATION


As of August 31, 1999

Quality Rating*                     Percent of
S&P/Moody's                    Long-Term Investments

BBB/Baa                                  2.4%
BB/Ba                                   46.0
B/B                                     29.7
NR (Not Rated)                          21.9

[FN]
*In cases where bonds are rated differently by Standard & Poor's
 Corp. and Moody's Investors Services, Inc., bonds are categorized according to the higher of the two ratings.



                                     Percent of
Five Largest Industries             Total Assets

Paper                                    7.9%
Wireless Telecommunications              7.7
Hotels & Motels                          6.7
Chemicals                                6.5
Electronics/Electrical Components        5.0



                                     Percent of
Ten Largest Holdings                Total Assets

Wyndam International Inc.                3.8%
Riverwood International Corp.            3.3
Starwood Hotels & Resorts Trust          2.9
Allied Waste North American Inc.         2.2
Lyondell Petrochemical Co.               1.9
Jefferson Smurfit Company/Container
Corp. of America                         1.8
Ziff-Davis Inc.                          1.7
Nextel Communications Inc.               1.6
Omnipoint Communications Corp.           1.6
Chancellor Media Corp.                   1.5


Breakdown of Investments             Percent of
by Country                     Long-Term Investments

United States                           98.8%
United Kingdom                           1.1
Canada                                   0.1



Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 1999

SCHEDULE OF INVESTMENTS
             S&P    Moody's         Face              Senior Secured                                                Value
Industries  Rating   Rating        Amount        Floating Rate Loan Interests*                       Cost         (Note 1a)
Advertising    BB-    Ba2       $11,092,376  Outdoor Systems, Inc., Term, due 6/30/2004       $   11,074,561   $   11,057,713
--0.4%

Air            NR++   Ba3        12,300,000  Atlas Freighter Leasing I, Term, due 5/29/2004       12,293,003       12,279,496
Transpor-      NR++   Ba3        12,300,000  Atlas Freighter Leasing II, Term, due
tation                                       5/29/2004                                            12,297,892       12,279,496
--0.9%         BB     Ba1         5,377,970  Continental Airlines, Inc., Term A, due
                                             7/31/2002                                             5,353,021        5,277,133
                                                                                              --------------   --------------
                                                                                                  29,943,916       29,836,125

Aircraft &                                   Evergreen International Aviation, Inc.:
Parts--0.4%    B+     Ba3         2,118,925    Term B, due 5/31/2002                               2,112,510        2,116,717
               B+     Ba3           600,656    Term B, due 5/19/2003                                 600,656          600,030
               B+     Ba3         4,223,594    Term B, due 5/31/2003                               4,209,249        4,219,193
               B+     Ba3         3,938,134  Fairchild Semiconductors Corp., Term, due
                                             4/30/2006                                             3,930,556        3,950,440
               NR++   NR++        1,905,199  Technetics Corp., Term, due 6/20/2002                 1,897,591        1,859,950
                                                                                              --------------   --------------
                                                                                                  12,750,562       12,746,330

Amusement &                                  AMF Group, Inc.:
Recreational   NR++   B          28,422,736    Axel A, due 3/31/2003                              28,558,346       27,079,760
Services--4.2% NR++   B          15,912,337    Axel B, due 3/31/2004                              15,974,453       15,179,700
               B1     B           4,164,745    Term, due 3/31/2002                                 4,157,992        3,909,654
               NR++   B1          2,121,429  ASC East Inc., Term, due 5/31/2006                    2,119,021        2,036,572
               NR++   B1          5,307,144  ASC West Inc., Term, due 5/31/2006                    5,302,896        5,094,858
                                             Amfac Resorts, Inc.:
               NR++   NR++        2,475,000    Term B, due 9/30/2004                               2,472,035        2,451,797
               NR++   NR++        2,475,000    Term C, due 9/30/2005                               2,471,907        2,451,797
                                             KSL Recreation Group, Inc.:
               B+     B2         10,778,182    Revolving Credit, due 4/30/2004                    10,778,182       10,647,949
               B+     B2          5,780,000    Term A, due 4/30/2005                               5,818,922        5,736,650
               B+     B2          5,780,000    Term B, due 4/30/2006                               5,818,510        5,755,915
               B+     NR++        4,937,500  Kerastotes, Term B, due 12/31/2004                    4,931,535        4,925,156
                                             Metro Goldwyn Mayer Co.:
               NR++   NR++        3,690,000    Revolving Credit, due 9/30/2003                     3,690,000        3,550,474
               NR++   NR++        4,000,000    Term A, due 3/31/2005                               3,983,481        3,865,000
               BB++   NR++       17,500,000    Term B, due 3/31/2006                              17,478,677       17,084,375
               NR++   NR++       20,000,000  SFX Entertainment Inc., Term B, due 6/30/2006        19,875,177       19,862,500
               NR++   NR++        4,162,941  Video Update Inc., Term B, due 4/30/2003              4,131,066        2,237,581
                                                                                              --------------   --------------
                                                                                                 137,562,200      131,869,738

Apparel--1.3%                                Arena Brands, Inc.:
               NR++   NR++        1,302,361    Revolving Credit, due 6/01/2002                     1,302,361        1,264,918
               NR++   NR++        3,275,606    Term A, due 6/01/2002                               3,279,700        3,228,519
               NR++   NR++        7,066,816    Term B, due 6/01/2002                               7,075,650        6,969,648
               NR++   NR++        3,250,000  CS Brooks Canada, Inc., Term, due 6/25/2006           3,234,968        3,225,625
               B+     B2          9,500,000  Humphreys Inc., Term B, due 1/15/2003                 9,442,513        8,217,500
               NR++   NR++        4,962,500  Norcross Safety Products, Term, due 9/30/2005         4,921,921        4,863,250
               NR++   NR++        4,600,000  Renfro Corp., Term B, due 1/15/2003                   4,585,793        4,594,250
                                             Walls Industries:
               NR++   NR++        1,212,766    Term B, due 2/28/2005                               1,210,435        1,208,976
               NR++   NR++        1,691,490    Term C, due 2/28/2006                               1,688,081        1,686,204
               BB-    Ba3         5,985,000  The William Carter Co., Term, due 10/31/2003          5,965,242        5,982,504
                                                                                              --------------   --------------
                                                                                                  42,706,664       41,241,394


Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 1999


SCHEDULE OF INVESTMENTS (continued)
             S&P    Moody's         Face              Senior Secured                                                Value
Industries  Rating   Rating        Amount        Floating Rate Loan Interests*                       Cost         (Note 1a)
Automotive     B+     Ba3       $ 3,000,000  Accuride Corp., Term C, due 1/21/2007            $    2,992,765   $    2,999,100
Equipment--    BB-    NR++       16,000,000  American Axel, Term B, due 3/31/2007                 16,052,430       15,960,000
2.4%           NR++   NR++        7,000,000  Americanbumper, Term B, due 10/31/2002                6,983,652        7,006,566
                                             Breed Technologies, Inc.:
               B-     Caa1        4,947,407    Term A, due 4/27/2004                               4,778,203        2,094,401
               B-     Caa1        9,524,002    Term B, due 4/27/2006                               9,504,175        4,035,796
               BB-    Ba3        16,728,000  Collins & Aikman Corp., Term B, due 6/30/2005        16,656,071       16,647,840
                                             Mueller Industries Inc.:
               NR++   NR++        7,500,000    Term B, due 8/16/2006                               7,490,638        7,514,062
               NR++   NR++        7,500,000    Term C, due 8/16/2007                               7,490,636        7,514,062
                                             Safelite Glass Corp.:
               BB-    B1          3,092,143    Term B, due 12/31/2003                              3,088,419        3,076,682
               BB-    B1          3,092,143    Term C, due 12/31/2004                              3,088,269        3,076,682
               NR++   Ba3         4,975,000  Stone Ridge, Term B, due 12/31/2005                   4,957,513        5,015,422
                                                                                              --------------   --------------
                                                                                                  83,082,771       74,940,613

Broadcasting   NR++   NR++       19,500,000  Benedek Broadcasting Corp., Term, due
--Radio &                                    11/20/2007                                           19,471,225       19,475,625
Television                                   Chancellor Media Corp.:
--3.1%         BB-    Ba1         5,970,170    Revolving Credit, due 1/31/2003                     5,970,170        5,880,619
               BB-    Ba1        41,315,082    Term, due 6/26/2004                                41,174,583       41,203,201
                                             Cumulus Media Inc.:
               NR++   B1          3,000,000    Term B, due 9/30/2007                               2,987,500        2,987,500
               NR++   B1          2,000,000    Term C, due 2/28/2008                               2,000,000        2,000,000
               NR++   Ba2        10,000,000  Emmis Communications, Term, due 2/28/2007            10,000,000       10,000,000
               NR++   NR++        4,509,783  Latin Communications, Term, due 3/31/2004             4,488,654        4,447,773
               NR++   NR++        4,500,000  Quoram Broadcasting, Term B, due 9/30/2007            4,489,066        4,505,625
               NR++   Ba2         4,833,333  Sinclair Bradcasting, Term, due 12/31/2004            4,825,141        4,763,854
               NR++   NR++        3,721,875  Spartan Communications, Term B, due
                                             6/30/2005                                             3,715,380        3,721,875
                                                                                              --------------   --------------
                                                                                                  99,121,719       98,986,072

Building       NR++   NR++       11,826,181  Dal-Tile International Inc., Term B, due
Materials                                    12/31/2003                                           11,783,731       11,624,154
--1.6%         NR++   NR++        5,000,000  Dayton Superior Corp., Term, due 9/30/2005            5,000,000        4,978,125
               B+     B1         13,268,794  Falcon Building Products, Inc., Term, due
                                             6/30/2005                                            13,253,281       13,180,331
               NR++   B1          4,000,000  Juno Lighting Inc., Term B, due 11/30/2006            3,990,171        4,005,000
                                             Panolam Industries:
               B+     B1          1,990,000    Term B, due 12/31/2005 (CAN)                        1,982,951        1,996,219
               B+     B1          1,990,000    Term B, due 12/31/2005 (US)                         1,982,951        1,996,219
               NR++   B1         11,750,000  Trussway Industries, Term B, due 7/28/2005           11,725,369       11,750,000
                                                                                              --------------   --------------
                                                                                                  49,718,454       49,530,048

Business       NR++   B1          6,500,000  Muzak Audio, Term B, due 12/31/2006                   6,484,202        6,516,250
Services
--0.2%

Cable          B+     Ba3         5,000,000  Avalon Cable, Term B, due 10/31/2006                  4,965,219        5,025,000
Television     BB+    Ba3         4,900,000  Bresnan Telecommunications, Term B, due
Services                                     1/29/2008                                             4,882,445        4,909,187
--3.5%         BB-    Ba1        25,000,000  Charter Communications, Term B, due 3/18/2008        24,963,835       24,965,625
               NR++   Ba2        24,070,312  Chelsea Communications, Term B, due 9/30/2004        23,996,481       24,025,181
               NR++   Ba3         4,975,000  Falcon Cable, Term C, due 12/31/2007                  4,958,422        4,961,528
               NR++   Ba3         9,456,818  Intermedia Partners IV, Inc., Term, due
                                             1/01/2005                                             9,440,274        9,456,818


Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 1999


SCHEDULE OF INVESTMENTS (continued)
             S&P    Moody's         Face              Senior Secured                                                Value
Industries  Rating   Rating        Amount        Floating Rate Loan Interests*                       Cost         (Note 1a)
Cable          NR++   Ba3       $ 7,500,000  Intermedia Partners VI, Inc., Term B, due
Television                                   12/31/2007                                       $    7,493,243   $    7,469,535
Services       NR++   NR++       11,000,000  TW Fanch-One Co., Term B, due 12/31/2007             10,991,606       11,013,750
(concluded)    NR++   NR++       17,000,000  Triax Midwest, Term B, due 6/30/2007                 16,976,925       16,978,750
                                                                                              --------------   --------------
                                                                                                 108,668,450      108,805,374

Chemicals      NR++   NR++       12,120,798  AOC LLC, Term B, due 9/30/2006                       12,093,260       11,992,015
--6.6%         NR++   NR++        3,828,913  CII Carbon LLC, Term, due 6/25/2008                   3,825,381        3,824,127
               NR++   NR++       11,170,049  Cedar Chemical, Term B, due 10/31/2003               11,115,777       11,002,499
               NR++   NR++       10,000,000  Epsillon, Term B, due 12/31/2005                      9,979,047        9,979,047
                                             Huntsman Corp.:
               BB     Ba2         3,407,665    Term A, due 9/30/2003                               3,405,671        3,399,146
               BB     Ba2         5,227,409    Term B, due 6/30/2004                               5,224,198        5,207,806
               BB     Ba2         9,063,925    Term C, due 12/31/2005                              9,037,778        9,029,936
               BB     Ba2        14,422,479    Term D, due 12/31/2002                             14,413,842       14,386,423
                                             Huntsman ICI Chemical LLC.:
               NR++   Ba3        13,500,000    Term B, due 6/30/2007                              13,463,001       13,544,995
               NR++   Ba3        13,500,000    Term C, due 6/30/2008                              13,462,920       13,544,996
                                             Illiad Limited:
               NR++   NR++        2,965,969    Term B, due 7/01/2006                               2,958,789        2,958,554
               NR++   NR++        9,886,563    Term C, due 7/01/2007                               9,862,559        9,861,846
               NR++   Ba2        14,653,846  Koppers Industries, Term B, due 11/30/2004           14,638,804       14,589,736
                                             Lyondell Petrochemical Co.:
               Ba3    NR++        8,211,125    Term A, due 6/30/2003                               8,109,503        8,132,676
               Ba3    NR++       37,448,716    Term B, due 6/30/2005                              37,448,716       37,304,951
               Ba3    NR++       14,962,500    Term E, due 5/17/2006                              14,944,334       15,021,722
               NR++   B2          7,840,000  Pioneer Americas Acquisition Corp., Term,
                                             due 12/05/2006                                        7,907,203        6,546,400
               NR++   NR++        9,625,000  Sybron Chemical, Term B, due 7/31/2004                9,614,530        9,616,982
               NR++   Ba3         6,230,539  Texas Petrochemicals Corp., Term B, due
                                             6/30/2004                                             6,214,159        6,214,963
                                                                                              --------------   --------------
                                                                                                 207,719,472      206,158,820

Computer-                                    Bridge Information:
Related        NR++   NR++        2,500,000    Term, due 7/07/2003                                 2,498,780        2,489,845
Products       NR++   NR++       27,500,000    Term B, due 5/29/2005                              27,445,048       27,517,187
--1.1%         NR++   NR++        3,738,281  Stratus Computer, Inc., Term B, due
                                             2/26/2005                                             3,720,800        3,756,973
                                                                                              --------------   --------------
                                                                                                  33,664,628       33,764,005

Consumer       B+     B1          5,225,000  American Safety Razor Co., Term B, due
Products                                     4/30/2007                                             5,222,913        5,225,000
--1.7%         NR++   B1          8,327,727  Amscan Holdings, Inc., Axel, due 12/19/2004           8,327,727        7,786,425
               B+     B1          4,250,000  Holmes Products, Term B, due 2/05/2007                4,229,813        4,259,299
               BB-    Ba3        14,850,000  Revlon Consumer Products Corp., Term, due
                                             5/30/2002                                            14,842,253       14,757,188
               NR++   NR++        7,209,568  Ritvik Holdings, Term B, due 2/07/2003                7,168,496        5,947,894
               B      Ba3         4,455,000  Samsonite Corporation, Term, due 6/24/2005            4,112,261        4,313,924
                                             Scotts Company:
               BB+    Ba3         2,541,466    Term B, due 6/04/2006                               2,532,604        2,556,557
               BB+    Ba3         2,448,875    Term C, due 6/04/2007                               2,440,226        2,463,417
               B+     B1          4,987,500  United Industries, Term B, due 1/20/2006              4,981,564        4,956,328
                                                                                              --------------   --------------
                                                                                                  53,857,857       52,266,032


Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 1999


SCHEDULE OF INVESTMENTS (continued)
             S&P    Moody's         Face              Senior Secured                                                Value
Industries  Rating   Rating        Amount        Floating Rate Loan Interests*                       Cost         (Note 1a)
Diversified    B+     B1        $10,000,000  Blount International Inc., Term B, due
--1.0%                                       6/30/2006                                        $    9,975,049   $    9,987,500
               BB     Ba3        22,865,000  SPX Corporation, Term B, due 9/30/2006               22,832,886       23,007,906
                                                                                              --------------   --------------
                                                                                                  32,807,935       32,995,406

Drilling       B-     B1         19,486,820  Key Energy Services Inc., Term B, due 9/14/2004      19,223,721       19,340,669
--0.7%         NR++   NR++        3,695,862  Rigco North America, Term, due 9/30/1999              3,695,862        3,603,466
                                                                                              --------------   --------------
                                                                                                  22,919,583       22,944,135

Drug/          B+     B1          4,925,000  Duane Reade Co., Term B, due 2/13/2005                4,912,328        4,926,024
Proprietary
Stores--0.2%

Electronics    NR++   NR++        5,416,667  Communications & Power II Acquisition Corp.,
/Electrical                                  Term B, due 8/11/2002                                 5,389,860        5,369,271
Components     B+     B1          8,483,000  DD Inc., Term B, due 4/22/2005                        8,435,230        8,260,555
--5.0%                                       Dynatech Corporation:
               B+     NR++        1,625,006    Term B, due 3/31/2005                               1,625,006        1,627,037
               B+     NR++        1,625,006    Term C, due 3/31/2006                               1,625,006        1,627,037
               B+     NR++        1,625,006    Term D, due 3/31/2007                               1,625,006        1,627,037
               NR++   NR++       10,000,000  General Cable, Term B, due 6/30/2007                  9,985,346       10,018,750
               NR++   NR++       10,000,000  International Rectifier, Term B, due 9/30/2003        9,901,345        9,912,500
               NR++   B1         14,750,779  International Wire Group, Inc., Term B, due
                                             9/30/2003                                            14,740,460       14,640,148
               NR++   NR++       25,000,000  Intersil Corp., Term, due 6/30/2005                  24,906,795       25,000,000
               NR++   NR++        5,000,000  Knowles Electricity, Term B, due 6/29/2007            4,993,811        5,007,815
                                             Semiconductor:
               BB-    Ba3        14,444,444    Term B, due 8/04/2005                              14,408,660       14,421,882
               BB-    Ba3        15,555,556    Term C, due 8/04/2007                              15,516,902       15,531,258
                                             Superior Telecom:
               B+     Ba3         9,475,104    Term A, due 5/27/2004                               9,475,104        9,476,582
               B+     Ba3         7,867,190    Term B, due 11/27/2005                              7,862,814        7,894,238
               B      Ba3         6,656,442  Telex Communications, Inc., Term B, due
                                             11/30/2004                                            6,643,698        6,223,774
               B+     B2         19,800,000  ViaSystems Inc., Term C, due 6/30/2005               19,652,824       19,725,750
                                                                                              --------------   --------------
                                                                                                 156,787,867      156,363,634

Energy--0.5%                                 Perf-O-Log Inc.:
               NR++   NR++        1,544,659    Term, due 8/11/2003                                 1,541,918        1,463,564
               NR++   NR++        4,108,627    Term B, due 8/11/2003                               4,101,390        3,892,924
               NR++   NR++        1,234,375    Term C, due 8/11/2003                               1,232,852        1,169,570
               NR++   NR++        1,772,321    Term D, due 12/31/2004                              1,766,489        1,679,275
               NR++   NR++          708,929    Term E, due 12/31/2004                                706,596          671,710
               NR++   NR++        6,000,000  Plains Scurlock, Term B, due 5/12/2004                5,970,848        5,986,878
                                                                                              --------------   --------------
                                                                                                  15,320,093       14,863,921

Environmental                                URS Corp.:
Services       BB     Ba3         2,500,000    Term B, due 6/09/2006                               2,497,543        2,512,500
--0.2%         BB     Ba3         2,500,000    Term C, due 6/09/2007                               2,497,535        2,512,500
                                                                                              --------------   --------------
                                                                                                   4,995,078        5,025,000

Financial                                    Outsourcing Solutions, Inc.:
Services       NR++   B2          3,957,138    Term B, due 10/15/2003                              3,954,454        3,863,156
--1.9%         NR++   B2         37,249,992    Term C, due 10/15/2004                             37,249,992       36,365,304
                                             Willis Corroon Group PLC:
               BB     Ba2        12,257,692    Term B, due 11/19/2006                             12,081,811       12,128,795
               BB     Ba2         4,056,154    Term C, due 11/19/2007                              4,107,690        4,126,367
               B+     Ba2         4,056,154    Term D, due 5/19/2008                               4,107,634        4,126,367
                                                                                              --------------   --------------
                                                                                                  61,501,581       60,609,989


Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 1999


SCHEDULE OF INVESTMENTS (continued)
             S&P    Moody's         Face              Senior Secured                                                Value
Industries  Rating   Rating        Amount        Floating Rate Loan Interests*                       Cost         (Note 1a)
Food &         B1     B+        $ 5,000,000  B & G Foods, Term B, due 3/15/2006               $    4,990,486   $    5,000,000
Kindred        NR++   Ba2         3,750,000  Canandaigua Brands, Term, due 12/01/2005              3,745,445        3,751,174
Products       BB-    Ba3         4,969,323  Imperial Holly Corp., Term A, due 12/31/2003          4,909,095        4,938,265
--2.0%                                       International Homefoods, Inc.:
               BB-    Ba3           609,319    Revolving Credit, due 11/21/2004                      609,319          600,941
               BB-    Ba3         3,008,065    Term A, due 5/31/2004                               3,006,757        2,981,118
               BB-    Ba3         3,500,000  Pabst Brewing Company, Term B, due 4/30/2003          3,490,234        3,500,000
                                             Snapple:
               NR++   NR++        7,249,273    Term B, due 2/25/2006                               7,223,429        7,271,927
               NR++   NR++       17,688,227    Term C, due 2/25/2007                              17,624,574       17,747,181
                                             Specialty Foods, Inc.:
               NR++   B3          6,391,033    Revolving Credit, due 1/31/2000                     6,391,033        6,379,050
               NR++   B3         10,963,742    Term, due 1/31/2000                                10,977,447       10,943,185
                                                                                              --------------   --------------
                                                                                                  62,967,819       63,112,841

Funeral        B-     Caa3       17,087,833  Loewen Group Capital, Term, due 7/15/2000 (c)        16,994,346       10,081,822
Homes &        B-     B3         14,500,000  Prime Succession Inc., Axel, due 8/01/2003           14,465,191       14,355,000
Parlors--1.0%  BB-    NR++        6,720,944  Rose Hills Co., Axel A, due 12/01/2003                6,709,670        6,683,139
                                                                                              --------------   --------------
                                                                                                  38,169,207       31,119,961

Furniture &                                  Sealy Mattress:
Fixtures--0.8% B+     Ba3         3,008,485    Axel B, due 12/15/2004                              3,005,459        3,010,365
               B+     Ba3         2,167,273    Axel C, due 12/15/2005                              2,165,003        2,168,627
               B+     Ba3         2,769,697    Axel D, due 12/15/2006                              2,766,708        2,770,996
               B+     Ba3        10,284,722    Term A, due 12/15/2003                             10,326,978       10,223,661
                                             Simmons Co.:
               NR++   Ba3         2,136,735    Term B, due 6/28/2005                               2,127,023        2,138,515
               NR++   Ba3         5,343,750    Term C, due 10/27/2006                              5,319,042        5,348,201
                                                                                              --------------   --------------
                                                                                                  25,710,213       25,660,365

Gaming--0.7%                                 Alliance Gaming Corp.:
               B+     B1         10,347,733    Term B, due 1/31/2005                              10,347,733        9,856,216
               B+     B1          4,130,833    Term C, due 7/31/2005                               4,130,833        3,934,619
               NR++   NR++       10,000,000  Palace Station, Term, due 12/31/2005                 10,000,000       10,000,000
                                                                                              --------------   --------------
                                                                                                  24,478,566       23,790,835

Grocery        B+     B1          4,975,000  Big V Super, Term B, due 8/10/2003                    4,952,110        4,937,687
--1.0%         BBB-   Ba2         1,287,809  Fred Meyer, Term, due 2/28/2003                       1,280,939        1,276,943
               B      B2         21,000,000  Grand Union Co., Term, due 8/17/2003                 21,003,952       20,947,500
               BB-    B1          4,974,804  The Pantry Inc., Term B, due 1/31/2006                4,945,079        4,984,132
                                                                                              --------------   --------------
                                                                                                  32,182,080       32,146,262

Health                                       Community Health Systems, Inc.:
Services--     NR++   NR++       14,038,324    Term B, due 12/31/2003                             13,992,221       14,003,228
4.2%           NR++   NR++       14,038,324    Term C, due 12/31/2004                             13,988,089       14,003,228
               NR++   NR++       10,486,038    Term D, due 12/31/2005                             10,446,165       10,464,196
               B+     Ba3         5,459,575  Extendicare Health Services, Inc., Term B, due
                                             12/31/2004                                            5,455,183        5,186,597
                                             Genesis Health Ventures, Inc.:
               B+     Ba3         4,951,328    Term B, due 9/30/2004                               4,943,579        4,204,504
               B+     Ba3         4,939,776    Term C, due 6/01/2005                               4,931,772        4,194,694
                                             Integrated Health Services, Inc.:
               B+     Ba3        22,162,500    Term B, due 9/15/2003                              22,131,000       18,655,507
               B+     Ba3         9,850,000    Term C, due 12/31/2005                              9,850,000        8,290,420


Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 1999


SCHEDULE OF INVESTMENTS (continued)
             S&P    Moody's         Face              Senior Secured                                                Value
Industries  Rating   Rating        Amount        Floating Rate Loan Interests*                       Cost         (Note 1a)
Health                                       Magellen Health Services:
Services       B+     B2        $ 4,620,107    Term B, due 2/12/2005                          $    4,614,413   $    4,344,347
(concluded)    B+     B2          4,620,107    Term C, due 2/12/2006                               4,614,207        4,344,347
                                             Mariner Post-Acute Network:
               B+     Caa2        7,149,146    Term B, due 3/31/2005                               7,143,369        3,529,891
               B+     Caa2        7,149,146    Term C, due 3/31/2006                               7,143,140        3,529,891
               NR++   B1          4,226,196  MedPartners Inc., Term A, due 6/09/2001               4,077,739        3,937,407
                                             Multicare Companies, Inc.:
               B+     B1          4,666,875    Term B, due 9/30/2004                               4,659,438        4,001,845
               B+     B1          1,551,667    Term C, due 6/01/2005                               1,549,139        1,330,554
                                             Paracelsus HealthCare Corp.:
               NR++   B1          1,300,444    Term A, due 3/31/2003                               1,295,351        1,235,422
               NR++   B1          1,985,714    Term B, due 3/31/2004                               1,977,468        1,886,429
               NR++   Ba2        27,200,000  Total Renal Care, Term, due 9/31/2006                26,927,213       25,840,000
                                                                                              --------------   --------------
                                                                                                 149,739,486      132,982,507

Hotels &       NR++   Ba1        91,000,000  Starwood Hotels & Resorts Trust, Term, due
Motels--6.7%                                 2/23/2003                                            90,759,541       90,843,935
                                             Wyndam International Inc.:
               B+     B3         51,000,000    Term, due 6/30/2004                                50,749,801       50,711,268
               B+     B3         69,000,000    Term, due 6/30/2006                                68,830,464       68,644,236
                                                                                              --------------   --------------
                                                                                                 210,339,806      210,199,439

Industrial     NR++   B1          4,444,888  Volume Services America, Term B, due
Services                                     12/03/2007                                            4,423,898        4,456,000
--0.1%

Insurance--0.2%                              BRW Acquisition:
               NR++   NR++        2,475,000    Term B, due 7/10/2006                               2,472,241        2,450,250
               NR++   NR++        2,475,000    Term C, due 7/10/2007                               2,472,189        2,450,250
                                                                                              --------------   --------------
                                                                                                   4,944,430        4,900,500

Leasing &      BB-    B1         12,000,000  Anthony Crane Rental L.P., Term, due 7/20/2006       11,970,151       11,880,000
Rental                                       Avis Rent A Car Inc.:
Services       BB+    Ba3        12,500,000    Term B, due 6/30/2006                              12,469,297       12,406,250
--2.4%         BB+    B3         12,500,000    Term C, due 6/30/2007                              12,469,202       12,414,063
               B      B1          7,000,000  MEDIQ PRN Life Support Services, Term, due
                                             6/30/2006                                             6,993,817        6,912,500
                                             Medical Specialties:
               NR++   NR++       12,845,455    Axel, due 6/30/2004                                12,789,234       11,560,909
               NR++   NR++        4,418,182    Term, due 6/30/2001                                 4,406,315        3,976,364
               NR++   Ba3         8,500,000  Nations Rent, Term B, due 7/20/2006                   8,478,956        8,502,661
               NR++   B1          7,237,917  Panavision Inc., Term B, due 3/31/2005                7,025,483        6,912,210
                                                                                              --------------   --------------
                                                                                                  76,602,455       74,564,957

Manu-          NR++   NR++        9,371,428  Channel Master, Term, due 10/10/2005                  9,332,855        9,336,286
facturing      BB-    B1          7,462,500  Enviromental Systems, Term B, due 9/30/2005           7,439,745        7,387,875
--1.3%         NR++   NR++        5,000,000  Metokote Corp., Term B, due 11/02/2005                4,965,642        5,009,375
               NR++   NR++        7,959,788  Polyfibron Technologies, Term B, due
                                             12/28/2003                                            7,944,554        7,800,592


Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 1999


SCHEDULE OF INVESTMENTS (continued)
             S&P    Moody's         Face              Senior Secured                                                Value
Industries  Rating   Rating        Amount        Floating Rate Loan Interests*                       Cost         (Note 1a)
Manufacturing                                Terex Corp.:
(concluded)    NR++   B1        $ 4,900,000    Term B, due 3/06/2005                          $    4,883,168   $    4,879,582
               NR++   B1          5,852,000    Term C, due 2/05/2006                               5,846,045        5,855,657
                                             Thermadyne:
               NR++   B1            990,000    Term B, due 5/22/2005                                 992,475          987,216
               NR++   B1            990,000    Term C, due 5/22/2006                                 992,475          987,216
                                                                                              --------------   --------------
                                                                                                  42,396,959       42,243,799

Measuring,     NR++   NR++        7,398,389  Chronograph Ltd., Term B, due 9/28/2001               7,344,856        7,344,856
Analyzing &
Controlling
Instruments
--0.2%

Medical                                      Alaris Medical Systems, Inc.:
Equipment      B+     B1          3,147,200    Term A, due 8/01/2002                               3,159,442        3,127,530
--0.7%         B+     B1          4,217,296    Term B, due 11/01/2003                              4,219,140        4,222,568
               B+     B1          4,217,296    Term C, due 11/01/2004                              4,219,005        4,222,568
               B+     B1          2,016,479    Term D, due 5/01/2005                               2,017,958        2,019,000
                                             Stryker Corporation:
               BB     Ba2         1,961,972    Term B, due 12/04/2004                              1,950,903        1,968,103
               BB     Ba2         7,988,028    Term C, due 12/04/2005                              7,942,067        8,012,991
                                                                                              --------------   --------------
                                                                                                  23,508,515       23,572,760

Metals &       NR++   NR++       20,000,000  AEI Resources Inc., Term B, due 12/31/2004           19,855,032       19,750,000
Mining--4.0%   NR++   B3         10,188,203  Acme Metals, Inc., Term, due 12/01/2005 (c)          10,188,203        8,188,768
               NR++   NR++        5,940,000  Handy & Harman, Term B, due 7/30/2006                 5,926,664        5,915,872
                                             Ispat Inland LP:
               BB     Ba3        19,305,000    Term B, due 7/15/2005                              19,177,476       19,166,255
               BB     Ba3        19,305,000    Term C, due 7/15/2006                              19,175,250       19,166,255
               BB-    Ba3         8,369,260  Neenah Foundry, Term B, due 9/30/2005                 8,362,112        8,390,183
               NR++   B2          2,940,000  North Western, Revolving Credit, due
                                             12/31/2000                                            2,940,000        2,921,625
               BB-    B1         31,000,000  Ormet Corporation, Term, due 8/15/2008               30,927,361       30,927,361
               NR++   Ba3        10,044,286  UCAR Global Enterprises, Term B, due
                                             12/31/2002                                           10,037,899       10,069,396
                                                                                              --------------   --------------
                                                                                                 126,589,997      124,495,715

Other                                        Pacific Coin:
Telecommuni-   NR++   NR++        3,916,364    Acquisition Term, due 12/31/2003                    3,903,226        3,524,727
cations--0.2%  NR++   NR++        1,973,361    Term A, due 12/31/2002                              1,967,701        1,815,492
               NR++   NR++        2,708,750    Term B, due 12/31/2004                              2,700,055        2,492,050
                                                                                              --------------   --------------
                                                                                                   8,570,982        7,832,269

Packaging      NR++   NR++        1,101,562  CB Aquisition, Term B, due 11/20/2005                 1,096,134        1,104,316
--1.1%         B+     B1         14,925,000  Graham Packaging, Term D, due 1/31/2007              14,929,131       14,939,001
               NR++   B1          4,838,256  Ivex Packaging Corp., Term B, due 10/02/2003          4,833,555        4,806,507
                                             Packaging Co.:
               BB     Ba3         4,881,198    Term B, due 4/12/2007                               4,863,522        4,898,741
               BB     Ba3         4,881,198    Term C, due 4/12/2008                               4,863,421        4,902,554
               NR++   NR++        2,640,625  Packaging Dynamics, Term B, due 11/20/2005            2,627,621        2,647,227
                                                                                              --------------   --------------
                                                                                                  33,213,384       33,298,346

Paging--0.3%   NR++   Ba3         9,604,666  PageNet Finance, Inc., Revolving Credit, due
                                             12/31/2004                                            9,604,666        8,780,269


Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 1999


SCHEDULE OF INVESTMENTS (continued)
             S&P    Moody's         Face              Senior Secured                                                Value
Industries  Rating   Rating        Amount        Floating Rate Loan Interests*                       Cost         (Note 1a)
Paper--8.0%    NR++   NR++      $ 6,479,687  Cellular Tissue, Term C, due 3/24/2005           $    6,458,272   $    6,398,691
               B+     B2          7,920,644  Crown Paper Co., Term B, due 8/22/2003                7,789,327        7,841,437
               B+     Ba3        56,740,000  Jefferson Smurfit Company/Container Corp. of
                                             America, Term B, due 3/24/2006                       56,661,322       56,828,685
               BB     NR++        4,950,000  Le Groupe Forex, Term B, due 6/30/2005                4,944,640        4,956,187
               NR++   Ba2         7,250,000  Pacifica, Term B, due 12/31/2006                      7,241,324        7,268,125
               NR++   NR++        6,500,000  Repap Brunswick, Term B, due 6/01/2004                6,515,000        6,288,750
                                             Riverwood International Corp.:
               B+     B1         14,381,313    Term A, due 2/28/2003                              14,097,145       14,264,783
               B+     B1         65,802,924    Term B, due 2/28/2004                              65,201,526       66,007,151
               B+     B1         25,343,694    Term C, due 8/31/2004                              25,100,243       25,416,557
                                             Stone Container Corp.:
               B+     Ba3        27,899,729    Term C, due 10/01/2003                             27,879,145       27,938,090
               B+     Ba3        17,920,018    Term E, due 10/01/2003                             18,071,619       17,942,418
                                             Stronghaven:
               NR++   NR++        9,146,375    Term B, due 5/15/2004                               9,114,165        7,774,419
               NR++   NR++        1,669,269    Term C, due 5/15/2004                               1,669,269        1,418,879
                                                                                              --------------   --------------
                                                                                                 250,742,997      250,344,172

Petroleum      BB     Ba3        11,000,000  Clark Refining & Marketing, Inc., Term, due
Refineries--0.3%                             11/15/2004                                           11,000,000       10,450,000

Pharma-                                      Dade Behring Inc.:
ceuticals--    B+     Ba3         7,500,000    Term B, due 6/30/2006                               7,463,173        7,524,997
0.7%           B+     Ba3         7,500,000    Term C, due 6/30/2007                               7,463,056        7,524,997
               NR++   NR++        7,357,143  Endo Pharmaceuticals, Term B, due 6/30/2004           7,345,950        7,329,554
                                                                                              --------------   --------------
                                                                                                  22,272,179       22,379,548

Printing &                                   21st Century:
Publishing     NR++   B3            180,000    Revolving Credit, due 9/15/2003                       180,000          178,087
--3.9%         NR++   B3          5,125,714    Term A, due 9/15/2003                               5,151,343        5,090,475
                                             Advanstar Communications:
               B+     Ba3        14,940,000    Term B, due 4/30/2005                              14,927,326       14,902,650
               B+     Ba3         6,000,000    Term C, due 6/30/2007                               5,991,073        6,000,000
               NR++   NR++       14,697,123  Enterprise, Term B, due 6/30/2005                    14,555,608       14,623,637
               NR++   Ba3         2,968,624  Penton Media, Term B, due 5/31/2006                   2,954,765        2,969,862
                                             Primedia:
               NR++   Ba3         8,320,000    Revolving Credit, due 12/31/2000                    8,320,000        8,174,400
               NR++   Ba3         8,000,000    Term, due 12/31/2000                                8,000,000        7,870,000
               BB-    Ba3         5,000,000    Term, due 7/31/2004                                 4,988,389        4,997,915
               B+     B1          4,000,000  Reiman Publications, Term B, due 12/01/2005           4,020,000        4,009,168
                                             Ziff-Davis Inc.:
               NR++   Ba2           147,059    Revolving Credit, due 3/31/2005                       147,059          143,995
               BB     Ba2         7,647,059    Term A, due 3/31/2005                               7,621,226        7,576,958
               BB     Ba2        47,500,000    Term B, due 3/31/2006                              47,340,007       47,455,492
                                                                                              --------------   --------------
                                                                                                 124,196,796      123,992,639

Property       NR++   NR++       18,000,000  Prison Realty Trust Inc., Term C, due
--0.6%                                       12/31/2002                                           17,889,541       17,924,994

Restaurants                                  Domino & Bluefence:
--0.5%         B+     B1          6,690,394    Term B, due 12/21/2006                              6,627,573        6,707,120
               B+     B1          6,690,394    Term C, due 12/21/2007                              6,626,901        6,707,120
               NR++   B1          3,448,254  Shoney's, Inc., Term B, due 4/30/2002                 3,434,064        3,318,945
                                                                                              --------------   --------------
                                                                                                  16,688,538       16,733,185


Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 1999


SCHEDULE OF INVESTMENTS (continued)
             S&P    Moody's         Face              Senior Secured                                                Value
Industries  Rating   Rating        Amount     Floating Rate Loan Interests*                          Cost         (Note 1a)
Retail         NR++   B1        $ 5,750,000  Advance Store Company, Term B, due
Specialty                                    4/15/2006                                        $    5,742,499   $    5,730,237
--0.6%         BB-    Ba2        14,250,323  CSK Automotive, Inc., Term, due 10/31/2003           14,205,008       14,165,718
                                                                                              --------------   --------------
                                                                                                  19,947,507       19,895,955

Textile                                      Joan Fabrics Corp.:
Mill Products  NR++   NR++        3,165,748    Term B, due 6/30/2005                               3,161,938        3,157,834
--0.5%         NR++   NR++        1,642,684    Term C, due 6/30/2006                               1,640,624        1,638,577
               NR++   NR++       10,395,000  Tartan Textiles, Term B, due 5/01/2005               10,372,744       10,369,012
                                                                                              --------------   --------------
                                                                                                  15,175,306       15,165,423

Tower          NR++   NR++       10,000,000  Spectracite, Term B, due 6/30/2006                   10,025,470       10,021,880
Construction
& Leasing
--0.3%

Transpor-      NR++   NR++        4,312,954  Petro Stopping Centers, Term B, due 7/23/2006         4,307,622        4,283,302
tation         BB-    Ba3        25,000,000  Transport Manufacturing, Term B, due 6/15/2006       24,938,824       25,000,000
Services                                     TravelCenters of America Inc.:
--1.2%         NR++   Ba2         3,502,011    Term A, due 3/27/2005                               3,497,848        3,528,483
               NR++   Ba2         3,962,500    Term B, due 3/27/2005                               3,939,283        3,967,133
                                                                                              --------------   --------------
                                                                                                  36,683,577       36,778,918

Waste Manage-                                Allied Waste North America Inc.:
ment--2.2%     BBB-   Baa3       31,818,182    Term B, due 6/30/2006                              31,637,890       31,597,777
               BBB-   Ba3        38,181,818    Term C, due 6/30/2007                              37,965,117       37,923,289
                                                                                              --------------   --------------
                                                                                                  69,603,007       69,521,066

Wired Telecom- NR++   Ba2        14,000,000  Flag Ltd., Term, due 1/30/2005                       13,942,905       13,685,000
munications--  BB     Ba2        17,500,000  Global Crossing Holding Ltd., Term B, due
1.7%                                         7/02/2007                                            17,456,399       17,401,562
               NR++   NR++        5,000,000  IDT Corporation, Term B, due 5/10/2004                4,982,046        4,998,440
               NR++   B3         18,333,333  Teligent Inc., Term, due 7/01/2002                   18,234,983       17,531,250
                                                                                              --------------   --------------
                                                                                                  54,616,333       53,616,252

Wireless                                     American Cellular Corp.:
Telecom-       NR++   B2          2,493,750    Term B, due 6/30/2007                               2,479,022        2,488,451
munications    NR++   B2          2,493,750    Term C, due 9/30/2007                               2,478,980        2,488,451
--7.7%                                       Cellular Financial, Inc.:
               NR++   B1         13,985,692    Term B, due 9/30/2006                              13,976,809       14,001,426
               NR++   B1          8,130,081    Term C, due 3/31/2007                               8,112,259        8,139,227
               NR++   B1         22,764,227    Term D, due 9/30/2007                              22,713,667       22,804,064
                                             Centennial Cellular Operating Co.:
               B      B2          2,743,056    Term Loan A (PR), due 11/30/2006                    2,746,484        2,742,628
               B      B2          2,256,944    Term Loan A (US), due 11/30/2006                    2,259,766        2,256,592
                                             Dobson/Sygnet Operating Co.:
               NR++   NR++        2,500,000    Term B, due 3/23/2007                               2,491,079        2,502,082
               NR++   NR++        2,500,000    Term C, due 12/23/2007                              2,491,017        2,506,770
               B      NR++        8,934,000  Iridium Operating LLC, Term, due 12/29/2000           8,812,732        2,657,865
                                             Nextel Communications Inc.:
               B      Ba3         4,270,000    Term A, due 3/31/2003                               4,142,507        4,175,705
               B      Ba3        40,000,000    Term B, due 9/30/2006                              39,956,321       39,842,840
               B      Ba3         7,500,000    Term C, due 3/31/2007                               7,440,692        7,495,312
                                             Omnipoint Communications Corp.:
               NR++   Ba2         5,772,653    Term A, due 2/17/2006                               5,747,157        5,717,334
               NR++   Ba2         1,922,276    Term B, due 2/17/2006                               1,920,624        1,903,855
               NR++   Ba2        43,235,523    Term C, due 2/17/2006                              43,057,967       42,821,197


Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 1999


SCHEDULE OF INVESTMENTS (concluded)
             S&P    Moody's         Face              Senior Secured                                                Value
Industries  Rating   Rating        Amount     Floating Rate Loan Interests*                          Cost         (Note 1a)
Wireless                                     PowerTel PCS, Inc.:
Telecom-       NR++   NR++      $15,000,000    Term, due 3/04/2001                            $   15,000,000   $   14,892,195
munications    NR++   NR++        3,000,000    Term B, due 2/06/2003                               3,000,000        2,978,439
(concluded)    NR++   B2         15,000,000  TeleCorp PCS, Term B, due 1/15/2008                  14,972,418       14,868,750
               NR++   B2          5,000,000  Tritel Holdings, Term B, due 12/31/2007               4,939,408        4,994,790
               NR++   NR++       20,000,000  VoiceStream PCS, Term B, due 6/30/2007               19,938,862       19,941,660
               NR++   B1         20,000,000  Western Wireless, Term B, due 3/31/2006              20,000,000       19,945,840
                                                                                              --------------   --------------
                                                                                                 248,677,771      242,165,473

                                             Total Senior Secured Floating Rate
                                             Loan Interests--92.0%                             2,953,906,262    2,894,937,809

                                     Shares
                                      Held       Warrants & Agreements

Cable Television Services--0.0%         707  Classic Cable, Inc. (a)                                       0                0

Drilling--0.0%                       12,250  Rigco North America (a)                                       0                0

General Merchandise               2,288,402  Just For Feet, Inc. (b)                               2,288,402          497,916
Stores--0.0%

                                             Total Investments in Warrants &
                                             Agreements--0.0%                                      2,288,402          497,916

                                   Face
                                  Amount              Short-Term Securities

Commercial                     $ 11,900,000  Bell South Telecom Corp., 5.09% due 9/16/1999        11,874,762       11,874,762
Paper**--6.7%                    50,000,000  The CIT Group Holdings, Inc., 5.25% due
                                             9/23/1999                                            49,839,584       49,839,584
                                112,406,000  General Electric Capital Corp., 5.53% due
                                             9/01/1999                                           112,406,000      112,406,000
                                 35,000,000  Vodafone AirTouch PLC, 5.12% due 9/10/1999           34,955,200       34,955,200
                                                                                              --------------   --------------
                                                                                                 209,075,546      209,075,546

US Government Agency             22,613,000  Federal Home Loan Mortgage Corporation
Obligations**--0.7%                          Participating Certificates, 5.16% due 9/15/1999      22,567,623       22,567,623

                                             Total Investments in Short-Term
                                             Securities--7.4%                                    231,643,169      231,643,169

Total Investments--99.4%                                                                      $3,187,837,833    3,127,078,894
                                                                                              ==============
Other Assets Less Liabilities--0.6%                                                                                18,787,510
                                                                                                               --------------
Net Assets--100.0%                                                                                             $3,145,866,404
                                                                                                               ==============


(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)Agreement represents an obligation by Just For Feet, Inc. to pay an amount to the Fund on April 30, 2002, contingent upon the earnings before income taxes and depreciation of Just For Feet, Inc. as of January 31, 2002.
(c)Non-income producing.
 ++Not Rated.
  *The interest rates on senior secured floating rate loan interests are subject to change periodically based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate) or, in some cases, another base lending rate.
 **Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 1999


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1999
Assets:             Investments, at value (identified cost--$3,187,837,833)
                    (Note 1b)                                                                            $ 3,127,078,894
                    Cash                                                                                       2,319,078
                    Receivables:
                      Interest                                                         $    23,048,441
                      Capital shares sold                                                    3,900,562
                      Commitment fees                                                           42,770        26,991,773
                                                                                       ---------------
                    Prepaid registration fees and other assets (Note 1f)                                         521,545
                                                                                                         ---------------
                    Total assets                                                                           3,156,911,290
                                                                                                         ---------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1g)                                    4,840,167
                      Investment adviser (Note 2)                                            2,450,962
                      Administrator (Note 2)                                                   644,990         7,936,119
                                                                                       ---------------
                    Deferred income (Note 1e)                                                                  1,497,992
                    Accrued expenses and other liabilities                                                     1,610,775
                                                                                                         ---------------
                    Total liabilities                                                                         11,044,886
                                                                                                         ---------------

Net Assets:         Net assets                                                                           $ 3,145,866,404
                                                                                                         ===============

Net Assets          Common Stock, par value $.10 per share; 1,000,000,000 shares
Consist of:         authorized                                                                           $    32,325,514
                    Paid-in capital in excess of par                                                       3,207,050,882
                    Undistributed investment income--net                                                             652
                    Accumulated realized capital losses on investments--net (Note 7)                         (31,696,532)
                    Unrealized depreciation on investments--net                                              (61,814,112)
                                                                                                         ---------------
                    Net Assets--Equivalent to $9.73 per share based on shares of
                    323,255,136 capital stock outstanding                                                $ 3,145,866,404
                                                                                                         ===============

                    See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                         August 31, 1999
Investment Income   Interest and discount earned                                                         $   257,838,035
(Note 1e):          Facility and other fees                                                                    3,577,087
                                                                                                         ---------------
                    Total income                                                                             261,415,122
                                                                                                         ---------------

Expenses:           Investment advisory fees (Note 2)                                  $    31,347,494
                    Administrative fees (Note 2)                                             8,249,340
                    Transfer agent fees (Note 2)                                             1,871,653
                    Professional fees                                                          686,689
                    Accounting services (Note 2)                                               476,395
                    Registration fees (Note 1f)                                                289,945
                    Tender offer costs (Note 8)                                                267,671
                    Assignment fees                                                            257,371
                    Custodian fees                                                             243,819
                    Printing and shareholder reports                                           220,458
                    Borrowing costs (Note 6)                                                    30,361
                    Directors' fees and expenses                                                25,645
                    Other                                                                       41,639
                                                                                       ---------------
                    Total expenses                                                                            44,008,480
                                                                                                         ---------------
                    Investment income--net                                                                   217,406,642
                                                                                                         ---------------

Realized &          Realized loss on investments--net                                                        (21,656,805)
Unrealized          Change in unrealized depreciation on investments--net                                    (59,345,622)
Loss on                                                                                                  ---------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                 $   136,404,215
(Notes 1c,                                                                                               ===============
1e & 3):
                    See Notes to Financial Statements.


Statements of Changes in Net Assets
                                                                                               For the Year Ended
                                                                                                    August 31,
Increase (Decrease) in Net Assets:                                                           1999               1998
Operations:         Investment income--net                                             $   217,406,642   $   212,360,687
                    Realized loss on investments--net                                      (21,656,805)       (3,676,079)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                       (59,345,622)       (9,910,437)
                                                                                       ---------------   ---------------
                    Net increase in net assets resulting from operations                   136,404,215       198,774,171
                                                                                       ---------------   ---------------

Dividends to        Investment income--net                                                (217,477,740)     (212,288,937)
Shareholders                                                                           ---------------   ---------------
(Note 1g):          Net decrease in net assets resulting from dividends
                    to shareholders                                                       (217,477,740)     (212,288,937)
                                                                                       ---------------   ---------------

Capital Share       Net increase (decrease)in net assets resulting from
Transactions        capital share transactions                                            (138,092,263)      386,757,317
(Note 4):                                                                              ---------------   ---------------

Net Assets:         Total increase (decrease) in net assets                               (219,165,788)      373,242,551
                    Beginning of year                                                    3,365,032,192     2,991,789,641
                                                                                       ---------------   ---------------
                    End of year*                                                       $ 3,145,866,404   $ 3,365,032,192
                                                                                       ===============   ===============

                   *Undistributed investment income--net                               $           652   $        71,750
                                                                                       ===============   ===============

                    See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 1999


FINANCIAL INFORMATION (continued)

Statement of Cash Flows
                                                                                                      For the Year Ended
                                                                                                         August 31, 1999
Cash Provided       Net increase in net assets resulting from operations                                 $   136,404,215
by Operating        Adjustments to reconcile net increase in net assets resulting from
Activities:         operations to net cash provided by operating activities:
                      Decrease in receivables                                                                  2,863,895
                      Decrease in other assets                                                                   213,681
                      Decrease in other liabilities                                                           (1,334,240)
                      Realized and unrealized loss on investments--net                                        81,002,427
                      Amortization of discount                                                               (23,967,146)
                                                                                                         ---------------
                    Net cash provided by operating activities                                                195,182,832
                                                                                                         ---------------

Cash Provided       Proceeds from principal payments and sales of loan interests                           1,822,042,097
by Investing        Purchases of loan interests                                                           (1,723,975,575)
Activities:         Purchases of short-term investments                                                  (24,180,317,792)
                    Proceeds from sales and maturities of short-term investments                          24,232,504,320
                                                                                                         ---------------
                    Net cash provided by investing activities                                                150,253,050
                                                                                                         ---------------

Cash Used for       Cash receipts on capital shares sold                                                     502,352,642
Financing           Cash payments on capital shares tendered                                                (736,897,258)
Activities:         Dividends paid to shareholders                                                          (113,612,913)
                                                                                                         ---------------
                    Net cash used for financing activities                                                  (348,157,529)
                                                                                                         ---------------

Cash:               Net decrease in cash                                                                      (2,721,647)
                    Cash at beginning of year                                                                  5,040,725
                                                                                                         ---------------
                    Cash at end of year                                                                  $     2,319,078
                                                                                                         ===============

Cash Flow           Cash paid for interest                                                               $        90,461
Information:                                                                                             ===============

Non-Cash
Financing           Capital shares issued in reinvestment of dividends paid to shareholders              $   103,371,180
Activities:                                                                                              ===============


                    See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 1999


FINANCIAL INFORMATION (concluded)


Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                  For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                                  1999       1998      1997      1996       1995
Per Share           Net asset value, beginning of year                $   9.97   $  10.02  $   9.99  $  10.02   $  10.02
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .65        .68       .68       .66        .75
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.24)      (.05)      .03      (.03)        --++
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .41        .63       .71       .63        .75
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net            (.65)      (.68)     (.68)     (.66)      (.75)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   9.73   $   9.97  $  10.02  $   9.99   $  10.02
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   4.23%      6.47%     7.23%     6.53%      7.68%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding interest expense                 1.33%      1.35%     1.32%     1.34%      1.34%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.33%      1.40%     1.33%     1.34%      1.34%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               6.59%      6.79%     6.72%     6.54%      7.45%
                                                                      ========   ========  ========  ========   ========

Leverage:           Average amount of borrowings outstanding
                    during the year (in thousands)                          --   $ 24,299  $  4,409        --         --
                                                                      ========   ========  ========  ========   ========
                    Average amount of borrowings outstanding
                    per share during the year                               --   $    .08  $    .02        --         --
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in millions)             $  3,146   $  3,365  $  2,992  $  2,946   $  2,163
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  60.06%     69.59%    74.00%    80.20%     55.23%
                                                                      ========   ========  ========  ========   ========


                   *Total investment returns exclude the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. Therefore, no separate market exists.
                  ++Amount is less than $.01 per share.

                    See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 1999


NOTES TO FINANCIAL STATMENTS

1. Significant Accounting Policies:
Merrill Lynch Senior Floating Rate Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates.

(a) Loan participation interests--The Fund invests in senior secured floating rate loan interests ("Loan Interests") with collateral having a market value, at time of acquisition by the Fund, which Fund management believes equals or exceeds the principal amount of the corporate loan. The Fund may invest up to 20% of its total assets in loans made on an unsecured basis. Depending on how the loan was acquired, the Fund will regard the issuer as including the corporate borrower along with an agent bank for the syndicate of lenders and any intermediary of the Fund's investment. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans at August 31, 1999 could be considered to be concentrated in commercial banking.

(b) Valuation of investments--Loan Interests are valued in accordance with guidelines established by the Board of Directors. Until July 9, 1999, Loan Interests for which an active secondary market exists and for which the Investment Adviser can obtain at least two quotations from banks or dealers in Loan Interests were valued by calculating the mean of the last available bid and asked prices in the markets for such Loan Interests, and then using the mean of those two means. If only one quote for a particular Loan Interest was available, such Loan Interest was valued on the basis of the mean of the last available bid and asked prices in the market. As of July 12, 1999, pursuant to the approval of the Board of Directors, the Loan Interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For Loan Interests for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Loan Interests will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services, which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).


Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 1999


NOTES TO FINANCIAL STATMENTS (concluded)

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted into income over the term of the related loan.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory and Administrative
Services Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform this investment advisory function.

For such services, the Fund pays a monthly fee at an annual rate of
 .95% of the Fund's average daily net assets. The Fund also has an Administrative Services Agreement with MLAM whereby MLAM will receive a fee equal to an annual rate of .25% of the Fund's average daily net assets on a monthly basis, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

For the year ended August 31, 1999, Merrill Lynch Funds Distributor, Inc. ("MLFD"), a division of Princeton Funds Distributor, Inc. ("PFD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc., earned early withdrawal charges of $3,182,556 relating to the tender of the Fund's shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1999 were $1,723,975,576 and $1,822,042,096, respectively.

Net realized gains (losses) for the year ended August 31, 1999 and net unrealized losses as of August 31, 1999 were as follows:


                                    Realized     Unrealized
                                 Gains (Losses)    Losses

Loan interests                   $(21,662,211)  $(61,814,112)
Short-term investments                  5,406             --
                                 ------------   ------------
Total                            $(21,656,805)  $(61,814,112)
                                 ============   ============


As of August 31, 1999, net unrealized depreciation for financial reporting and Federal income tax purposes aggregated $60,778,883, of which $5,653,682 is related to appreciated securities and $66,432,515 is related to depreciated securities. The net unrealized loss on loan interests includes $1,055,179 of unfunded loan interests. The aggregate cost of investments at August 31, 1999 for Federal income tax purposes was $3,187,857,727.


Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 1999


4. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Year Ended                                  Dollar
August 31, 1999                       Shares        Amount

Shares sold                        50,310,746   $ 495,433,815
Shares issued to share-
holders in reinvestment
of dividends                       10,519,160     103,371,180
                                 ------------   -------------
Total issued                       60,829,906     598,804,995
Shares tendered                   (74,992,308)   (736,897,258)
                                 ------------   -------------
Net decrease                      (14,162,402)  $(138,092,263)
                                 ============   =============


For the Year Ended                                  Dollar
August 31, 1998                       Shares        Amount

Shares sold                        88,083,898  $ 880,414,085
Shares issued to share-
holders in reinvestment
of dividends                       10,206,064    102,041,674
                                 ------------  -------------
Total issued                       98,289,962    982,455,759
Shares tendered                   (59,583,594)  (595,698,442)
                                 ------------  -------------
Net increase                       38,706,368  $ 386,757,317
                                 ============  =============


5. Unfunded Loan Interests:
As of August 31, 1999, the Fund had unfunded loan commitments of $77,030,687, which would be extended at the option of the borrower, pursuant to the following loan agreements:


                                   Unfunded
                                  Commitment
Borrower                        (in thousands)

21st Century                     $    3,248
American Axel                         8,500
Arena Brands, Inc.                    2,170
Chancellor Media Corp.                9,225
Continental Airlines, Inc.            4,639
International Homefoods, Inc.         1,004
KSL Recreation Group, Inc.            9,222
Metro Goldwyn Mayer Co.               2,310
Nextel Communications Inc.           12,810
North Western Steel & Mining         12,060
PageNet Finance, Inc.                 4,729
Primedia                              3,680
Speciality Foods, Inc.                   80
Terex Corp.                           1,148
Ziff-Davis Inc.                       2,206



6. Short-Term Borrowings:
On June 21, 1999, the Fund extended its one-year credit agreement with Bank of New York. The agreement is a $100,000,000 credit facility bearing interest at the Federal Funds rate plus .50% and/or the Eurodollar rate plus .50%. The Fund had no borrowings under this commitment during the year ended August 31, 1999. For the year ended August 31, 1999, facility and commitment fees aggregated approximately $30,361.

7. Capital Loss Carryforward:
At August 31, 1999, the Fund had a net capital loss carryforward of approximately $12,584,000 of which $1,471,000 expires in 2004, $3,279,000 expires in 2005, $4,468,000 expires in 2006 and
$3,366,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

8. Subsequent Event:
The Fund began a quarterly tender offer on September 21, 1999 which concludes on October 22, 1999.


Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 1999


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Senior Floating Rate Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Senior Floating Rate Fund, Inc. as of August 31, 1999, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1999 by correspondence with the custodian and financial intermediaries or other alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Senior Floating Rate Fund, Inc. as of August 31, 1999, the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 20, 1999
</AUDIT-REPORT>



Merrill Lynch Senior Floating Rate Fund, Inc.
August 31, 1999


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Joseph T. Monagle Jr., Senior Vice President
Richard C. Kilbride, Vice President
Gilles Marchand, Vice President
Paul Travers, Vice President
Donald C. Burke, Vice President and Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863